Supplement to the
Strategic Advisers® Growth Fund
July 30, 2011
Prospectus

At a meeting held on December 1, 2011, the Board of Trustees approved the appointment of Morgan Stanley Investment Management Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ClariVest Asset Management LLC, Morgan Stanley Investment Management Inc., Pyramis Global Advisors, LLC, Waddell & Reed Investment Management Company, and Winslow Capital Management, Inc.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. ClariVest Asset Management LLC (ClariVest), Morgan Stanley Investment Management Inc. (MSIM), Pyramis Global Advisors, LLC (Pyramis), Waddell & Reed Investment Management Company (WRIMCO), and Winslow Capital Management, Inc. (Winslow) have been retained to serve as sub-advisers for the fund.

The following information is added after the second paragraph under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Dennis P. Lynch (co-lead manager), David S. Cohen (co-manager), Sam G. Chainani (co-manager), Alexander T. Norton (co-manager), Jason C. Yeung (co-manager) and Armistead B. Nash (co-manager) have managed MSIM's portion of the fund's assets since December 2011.

The following information supplements existing information found in the "Fund Management" section beginning on page 17.

MSIM, at 522 Fifth Avenue, New York, NY 10032, has been retained to serve as sub-adviser for the fund. As of September 30, 2011, MSIM had approximately $268.2 billion in discretionary assets under management. MSIM may provide investment advisory services for the fund.

MSIM

Dennis P. Lynch serves as co-lead portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Lynch, Managing Director, is the head of growth investing for MSIM. Prior to joining the firm, he worked as a sell side analyst for JP Morgan Securities. Mr. Lynch received a B.A. in Political Science from Hamilton College, and an M.B.A. in Finance, with honors, from Columbia University. Mr. Lynch joined MSIM in 1998, and has 17 years of investment experience.

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David S. Cohen serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Cohen, Managing Director, joined MSIM's Growth Team in 1999. Mr. Cohen is an investor on the team. Prior to joining the firm, he was a senior fund accountant at Alliance Capital. Previously, he was a fund accountant at Natwest and Wall Street Trust. Mr. Cohen received a B.S. in Management, summa cum laude, from Pace University. Mr. Cohen joined MSIM in 1993, and has 23 years of investment experience.

Sam G. Chainani, CFA, serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Chainani, Managing Director, joined MSIM's Growth Team in 2000. Sam is an investor on the team. He received a B.S. in Management with a concentration in Finance from Binghamton University. He holds the Chartered Financial Analyst designation. Mr. Chainani joined MSIM in 1996, and has 15 years of investment experience.

Alexander T. Norton serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Norton, Executive Director, joined MSIM's Growth Team in 2000. Alex is an investor on MSIM's Growth Team. Prior to joining the firm, he was an associate in Equity Derivative Sales and later an associate in Equity Research at Donaldson Lufkin & Jenrette. Previously, he was a Bond Broker with Cantor Fitzgerald. Alex received a B.A. in History from the University of Pennsylvania, and an M.B.A. from Columbia Business School in Finance. Mr. Norton joined MSIM in 2000, and has 16 years of investment experience.

Jason C. Yeung, CFA, serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Yeung, Managing Director, joined MSIM's Growth Team in 2004. Jason is an investor on the team. Prior to joining the firm, he was a senior research analyst at Ramius Capital Group. Previously, he was an equity research analyst at Deutsche Bank. Mr. Yeung received a B.A. in International Relations, Phi Beta Kappa, from Johns Hopkins University and an M.Phil. from the University of Cambridge in International Relations. He holds the Chartered Financial Analyst designation. Mr. Yeung joined MSIM in 2002, and has 14 years of investment experience.

Armistead B. Nash serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Nash, Executive Director, joined MSIM's Growth Team in 2004. Mr. Nash is an investor on the team. Prior to joining the firm, he was an associate in investment product development at BlackRock Financial Management. Previously, he was a research analyst in high yield research at KEA Capital. Mr. Nash received a B.A. from the University of Virginia in History, and an M.B.A. from the University of Virginia Darden School of Business in Business Administration. Mr. Nash joined MSIM in 2002, and has 11 years of investment experience.

The following information is added at the end of the fourth full paragraph in the "Fund Management" section on page 21.

The basis for the Board of Trustees approving the sub-advisory agreement with MSIM for the fund will be included in the fund's annual report for the fiscal period ended May 31, 2012, when available.

Supplement to the

Strategic Advisers® Growth Fund (FSGFX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2011

At a meeting held on December 1, 2011, the Board of Trustees approved the appointment of Morgan Stanley Investment Management Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ClariVest Asset Management LLC, Morgan Stanley Investment Management Inc., Pyramis Global Advisors, LLC, Waddell & Reed Investment Management Company, and Winslow Capital Management, Inc.

The following information supplements information found in the "Portfolio Transactions" section beginning on page 16.

Morgan Stanley Investment Management Inc. (MSIM).

Portfolio Transactions

MSIM, as the Fund's sub-adviser, is responsible for decisions to buy and sell securities for its portion of the fund's assets, for broker-dealer selection and for negotiation of commission rates. MSIM is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

MSIM serves as investment adviser to a number of clients, including other investment companies. MSIM attempts to equitably allocate purchase and sale transactions among the Fund and other client accounts. To that end, MSIM considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and other client accounts.

MSIM selects the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. MSIM effects transactions with those broker-dealers that it believes provide prompt execution of orders in an effective manner at the most favorable price. MSIM may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund and MSIM. Services provided may include certain research services (as described in the following paragraphs), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

MSIM and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, MSIM and its affiliated investment advisers select approved equity brokers (which include MSIM's affiliates) for execution services and after accumulation of commissions at such brokers, MSIM and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of MSIM and its affiliated investment advisers. Generally, MSIM and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among MSIM and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among MSIM and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

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MSIM also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid MSIM in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

MSIM and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

Certain investment professionals and other employees of MSIM are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. MSIM's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit MSIM may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by MSIM's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which MSIM effects transactions for a particular account may be used by MSIM and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of MSIM to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The following information supplements information found in the "Control of Investment Advisers" section on page 32.

MSIM, a registered investment adviser, has its principal offices at 522 Fifth Avenue, New York, NY 10036. MSIM is a subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services.

The following information replaces similar information found in the "Control of Investment Advisers" section on page 32.

Strategic Advisers, ClariVest, MSIM, Pyramis, WRIMCO, Winslow (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

The following information replaces similar information found in the "Management Contracts" section beginning on page 33.

Strategic Advisers has retained ClariVest, MSIM, Pyramis, WRIMCO, and Winslow to serve as sub-advisers for the fund. The sub-advisers do not sponsor the fund.

Sub-Adviser - ClariVest. The fund and Strategic Advisers have entered into a sub-advisory agreement with ClariVest pursuant to which ClariVest may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays ClariVest fees based on the net assets of the portion of the fund managed by ClariVest pursuant to separately negotiated investment mandates (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by ClariVest under the applicable Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by ClariVest pursuant to that Strategy.

Sub-Adviser - MSIM. The fund and Strategic Advisers have entered into a sub-advisory agreement with MSIM pursuant to which MSIM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services for the fund, Strategic Advisers pays MSIM fees based on the average net assets of the portion of the fund managed by MSIM.

Sub-Adviser - Pyramis. The fund and Strategic Advisers have entered into a sub-advisory agreement with Pyramis pursuant to which Pyramis may provide investment advisory services for the fund.

Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Pyramis fees based on the net assets of the portion of the fund managed by Pyramis pursuant to separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Pyramis under the applicable Strategy based on the following rate schedule:

Focused Large Cap Growth
0.35% of the first $250 million of assets;
0.30% of the next $250 million of assets;
0.25% of the next $500 million of assets; and
0.20% on any amount in excess of $1.0 billion of assets

Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Pyramis pursuant to that Strategy.

Sub-Adviser - WRIMCO. The fund and Strategic Advisers have entered into a sub-advisory agreement with WRIMCO pursuant to which WRIMCO may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays WRIMCO fees based on the net assets of the portion of the fund managed by WRIMCO pursuant to separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by WRIMCO under the applicable Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by WRIMCO pursuant to that Strategy.

Sub-Adviser - Winslow. The fund and Strategic Advisers have entered into a sub-advisory agreement with Winslow pursuant to which Winslow may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Winslow fees based on the net assets of the portion of the fund managed by Winslow pursuant to separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Winslow under the applicable Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Winslow pursuant to that Strategy.

The following information supplements information found in the "Management Contracts" section beginning on page 35.

Portfolio Manager Compensation - MSIM. Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash serve as co-portfolio managers for MSIM's portion of the fund's assets.

Portfolio Manager Compensation Structure.

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

  Cash Bonus;
  Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;
  Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley's financial statement or losses on certain trading positions, investments or holdings; and
  Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, MSIM and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Conflicts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Lynch as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Fund.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Lynch was none.

The following table provides information relating to other accounts managed by Mr. Cohen as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Fund.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Cohen was none.

The following table provides information relating to other accounts managed by Mr. Chainani as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Fund.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Chainani was none.

The following table provides information relating to other accounts managed by Mr. Norton as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Fund.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Norton was none.

The following table provides information relating to other accounts managed by Mr. Yeung as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Fund.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Yeung was none.

The following table provides information relating to other accounts managed by Mr. Nash as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Fund.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Nash was none.

The following information supplements information found in the "Proxy Voting Guidelines" section beginning on page 41.

Proxy Voting - MSIM.

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d. We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e. We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k. We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

2. Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66?%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6. Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7. Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8. Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12. Proposals to limit directors' liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1. We generally support the following:

  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
  Management proposals to effect stock splits.
  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2. We generally oppose the following (notwithstanding management support):

  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1. We generally support the following:

  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.
  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).
  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3. In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6. We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3. If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

Supplement to the
Strategic Advisers® Growth Multi-Manager Fund
October 26, 2011
Prospectus

At a meeting held on December 1, 2011, the Board of Trustees approved the appointment of Morgan Stanley Investment Management Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ClariVest Asset Management LLC, Morgan Stanley Investment Management Inc., Pyramis Global Advisors, LLC, Waddell & Reed Investment Management Company, and Winslow Capital Management, Inc.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. ClariVest Asset Management LLC (ClariVest), Morgan Stanley Investment Management Inc. (MSIM), Pyramis Global Advisors, LLC (Pyramis), Waddell & Reed Investment Management Company (WRIMCO), and Winslow Capital Management, Inc. (Winslow) have been retained to serve as sub-advisers for the fund.

The following information is added after the second paragraph under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Dennis P. Lynch (co-lead manager), David S. Cohen (co-manager), Sam G. Chainani (co-manager), Alexander T. Norton (co-manager), Jason C. Yeung (co-manager) and Armistead B. Nash (co-manager) have managed MSIM's portion of the fund's assets since December 2011.

The following information supplements the similar information found in the "Fund Management" section beginning on page 24.

MSIM, at 522 Fifth Avenue, New York, NY 10032, has been retained to serve as sub-adviser for the fund. As of September 30, 2011, MSIM had approximately $268.2 billion in discretionary assets under management. MSIM may provide investment advisory services for the fund.

MSIM

Dennis P. Lynch serves as co-lead portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Lynch, Managing Director, is the head of growth investing for MSIM. Prior to joining the firm, he worked as a sell side analyst for JP Morgan Securities. Mr. Lynch received a B.A. in Political Science from Hamilton College, and an M.B.A. in Finance, with honors, from Columbia University. Mr. Lynch joined MSIM in 1998, and has 17 years of investment experience.

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David S. Cohen serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Cohen, Managing Director, joined MSIM's Growth Team in 1999. Mr. Cohen is an investor on the team. Prior to joining the firm, he was a senior fund accountant at Alliance Capital. Previously, he was a fund accountant at Natwest and Wall Street Trust. Mr. Cohen received a B.S. in Management, summa cum laude, from Pace University. Mr. Cohen joined MSIM in 1993, and has 23 years of investment experience.

Sam G. Chainani, CFA, serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Chainani, Managing Director, joined MSIM's Growth Team in 2000. Sam is an investor on the team. He received a B.S. in Management with a concentration in Finance from Binghamton University. He holds the Chartered Financial Analyst designation. Mr. Chainani joined MSIM in 1996, and has 15 years of investment experience.

Alexander T. Norton serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Norton, Executive Director, joined MSIM's Growth Team in 2000. Alex is an investor on MSIM's Growth Team. Prior to joining the firm, he was an associate in Equity Derivative Sales and later an associate in Equity Research at Donaldson Lufkin & Jenrette. Previously, he was a Bond Broker with Cantor Fitzgerald. Alex received a B.A. in History from the University of Pennsylvania, and an M.B.A. from Columbia Business School in Finance. Mr. Norton joined MSIM in 2000, and has 16 years of investment experience.

Jason C. Yeung, CFA, serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Yeung, Managing Director, joined MSIM's Growth Team in 2004. Jason is an investor on the team. Prior to joining the firm, he was a senior research analyst at Ramius Capital Group. Previously, he was an equity research analyst at Deutsche Bank. Mr. Yeung received a B.A. in International Relations, Phi Beta Kappa, from Johns Hopkins University and an M.Phil. from the University of Cambridge in International Relations. He holds the Chartered Financial Analyst designation. Mr. Yeung joined MSIM in 2002, and has 14 years of investment experience.

Armistead B. Nash serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Nash, Executive Director, joined MSIM's Growth Team in 2004. Mr. Nash is an investor on the team. Prior to joining the firm, he was an associate in investment product development at BlackRock Financial Management. Previously, he was a research analyst in high yield research at KEA Capital. Mr. Nash received a B.A. from the University of Virginia in History, and an M.B.A. from the University of Virginia Darden School of Business in Business Administration. Mr. Nash joined MSIM in 2002, and has 11 years of investment experience.

The following information is added at the end of the fourth full paragraph in the "Fund Management" section on page 28.

The basis for the Board of Trustees approving the sub-advisory agreement with MSIM for the fund will be included in the fund's annual report for the fiscal period ended May 31, 2012, when available.

Supplement to the

Strategic Advisers® Growth Multi-Manager Fund (FMELX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

October 26, 2011

At a meeting held on December 1, 2011, the Board of Trustees approved the appointment of Morgan Stanley Investment Management Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ClariVest Asset Management LLC, Morgan Stanley Investment Management Inc., Pyramis Global Advisors, LLC, Waddell & Reed Investment Management Company, and Winslow Capital Management, Inc.

The following information supplements information found in the "Portfolio Transactions" section beginning on page 17.

Morgan Stanley Investment Management Inc. (MSIM).

Portfolio Transactions

MSIM, as the Fund's sub-adviser, is responsible for decisions to buy and sell securities for its portion of the fund's assets, for broker-dealer selection and for negotiation of commission rates. MSIM is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

MSIM serves as investment adviser to a number of clients, including other investment companies. MSIM attempts to equitably allocate purchase and sale transactions among the Fund and other client accounts. To that end, MSIM considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and other client accounts.

MSIM selects the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. MSIM effects transactions with those broker-dealers that it believes provide prompt execution of orders in an effective manner at the most favorable price. MSIM may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund and MSIM. Services provided may include certain research services (as described in the following paragraphs), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

MSIM and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, MSIM and its affiliated investment advisers select approved equity brokers (which include MSIM's affiliates) for execution services and after accumulation of commissions at such brokers, MSIM and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of MSIM and its affiliated investment advisers. Generally, MSIM and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among MSIM and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among MSIM and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

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MSIM also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid MSIM in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

MSIM and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

Certain investment professionals and other employees of MSIM are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. MSIM's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit MSIM may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by MSIM's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which MSIM effects transactions for a particular account may be used by MSIM and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of MSIM to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The following information supplements information found in the "Control of Investment Advisers" section on page 33.

MSIM, a registered investment adviser, has its principal offices at 522 Fifth Avenue, New York, NY 10036. MSIM is a subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services.

The following information replaces similar information found in the "Control of Investment Advisers" section on page 33.

Strategic Advisers, ClariVest, MSIM, Pyramis, WRIMCO, Winslow (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

The following information replaces similar information found in the "Management Contracts" section on page 33.

Strategic Advisers has retained ClariVest, MSIM, Pyramis, WRIMCO, and Winslow to serve as sub-advisers for the fund. The sub-advisers do not sponsor the fund.

The following information supplements information found in the "Management Contracts" section beginning on page 34.

Sub-Adviser - MSIM. The fund and Strategic Advisers have entered into a sub-advisory agreement with MSIM pursuant to which MSIM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services for the fund, Strategic Advisers pays MSIM fees based on the average net assets of the portion of the fund managed by MSIM.

Portfolio Manager Compensation - MSIM. Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash serve as co-portfolio managers for MSIM's portion of the fund's assets.

Portfolio Manager Compensation Structure.

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

  Cash Bonus;
  Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;
  Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley's financial statement or losses on certain trading positions, investments or holdings; and
  Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, MSIM and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Conflicts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Lynch as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Multi-Manager Fund. The fund commenced operations on November 16, 2011.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Multi-Manager Fund beneficially owned by Mr. Lynch was none.

The following table provides information relating to other accounts managed by Mr. Cohen as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Multi-Manager Fund. The fund commenced operations on November 16, 2011.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Multi-Manager Fund beneficially owned by Mr. Cohen was none.

The following table provides information relating to other accounts managed by Mr. Chainani as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Multi-Manager Fund. The fund commenced operations on November 16, 2011.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Multi-Manager Fund beneficially owned by Mr. Chainani was none.

The following table provides information relating to other accounts managed by Mr. Norton as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Multi-Manager Fund. The fund commenced operations on November 16, 2011.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Multi-Manager Fund beneficially owned by Mr. Norton was none.

The following table provides information relating to other accounts managed by Mr. Yeung as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Multi-Manager Fund. The fund commenced operations on November 16, 2011.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Multi-Manager Fund beneficially owned by Mr. Yeung was none.

The following table provides information relating to other accounts managed by Mr. Nash as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,543	$ 2,941	$ 1,093
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Growth Multi-Manager Fund. The fund commenced operations on November 16, 2011.

As of September 30, 2011, the dollar range of shares of Strategic Advisers Growth Multi-Manager Fund beneficially owned by Mr. Nash was none.

The following information supplements information found in the "Proxy Voting Guidelines" section beginning on page 40.

Proxy Voting - MSIM.

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

C. Board of Directors.

1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d. We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e. We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k. We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

13. Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

14. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66?%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

15. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

16. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

17. Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

18. Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

19. Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

20. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

21. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

22. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

23. Proposals to limit directors' liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1. We generally support the following:

  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
  Management proposals to effect stock splits.
  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2. We generally oppose the following (notwithstanding management support):

  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1. We generally support the following:

  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.
  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).
  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3. In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6. We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3. If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.